UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


                                January 19, 2005
                               ------------------
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP
                           ------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                            Exhibit Index at Page 4.

Item 8.01 - Other Events
------------------------

On January 18, 2005, the Board of Directors of Ohio Valley Banc Corp., (the "Company"), authorized the repurchase of up to 175,000 shares of the Company's common stock through open market and privately negotiated purchases. All purchases will be made by the Company between February 16, 2005 and August 16, 2005, unless the Company's Board of Directors extends the program. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

(c) Exhibits

Exhibit 99 - Press Release dated January 19, 2005.




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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OHIO VALLEY BANC CORP.


Date: January  19, 2005                 By   /s/ Jeffrey E. Smith
                                              -------------------------------
                                              Jeffrey E. Smith, President and
                                              Chief Executive Officer







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

                                  EXHIBIT INDEX



Exhibit Number                      Description

    99                              Press release of Ohio Valley Banc Corp dated
                                    January 19,  2005.







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